UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              --------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                  May 18, 2010
                                  ------------
                                 Date of Report
                       (Date of earliest event reported)


                          Access National Corporation
                          ---------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                 000-49929           82-0545425
          --------                 ---------           ----------
      (State or other            (Commission         (IRS Employer
       jurisdiction              File Number)     Identification No.)
     of incorporation)


             1800 Robert Fulton Drive, Suite 300, Reston, VA  20191
             ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)


                                       n/a
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.07     Submission  of  Matters  to  a  Vote  of  Security  Holders.

Access National Corporation (the "Company") (Nasdaq: ANCX) held its Annual Meeting of Shareholders on May 18, 2010, at which two (2) proposals were submitted to the Company's shareholders. The proposals are described in detail in the Company's proxy statement for the 2010 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 15, 2010. Below are the final results for each proposal.


Proposal  1
-----------
The Company's shareholders elected two (2) Class II directors to serve until the 2013 Annual Meeting of Shareholders and one (1) Class III director to serve until the 2011 Annual Meeting of Shareholders. The votes regarding these director nominees were as follows:

                                                      Broker
                             For        Withhold    Non-Votes
                         ------------  ----------  ------------

  Class II
  Thomas M. Kody            7,104,733      88,679     2,410,530
  Robert C. Shoemaker       6,905,920     287,492     2,410,530

  Class III
  Martin S. Friedman        7,104,733      88,679     2,410,530

The following Class I and Class III directors, whose terms expire in 2012 and 2011, respectively, continued in office: Class I - Michael W. Clarke and James
L.  Jadlos;  Class  III  -  John  W.  Edgemond.

Proposal  2
-----------
The Company's shareholders ratified the selection of BDO Seidman, LLP to serve as independent public accountants for the fiscal year ending December 31, 2010. The votes regarding this proposal were as follows:

      For       Against    Abstain    Broker Non-Votes
  -----------  ---------  ---------  -------------------
    9,591,364        -0-     12,578                  -0-

No  other  matters  were  voted  on  at  the  meeting.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACCESS NATIONAL CORPORATION
                                                 (Registrant)


Date:  May 24, 2010               By:     /s/ Michael W. Clarke
                                     ------------------------------------------
                                 Name:    Michael W. Clarke
                                 Title:   President & Chief Executive Officer